Exhibit 99.1

Contacts:
	Media Contact	Investor Contact
	David Grip	Brian Denyeau
	AspenTech	ICR
	+1 781-221-5273	+1 646-277-1251
	david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the Third Quarter of

Fiscal 2015

Bedford, Mass. — April 28, 2015 — Aspen Technology, Inc. (NASDAQ: AZPN), a leading provider of software and services to the process industries, today announced financial results for its third quarter of fiscal year 2015, ended March 31, 2015.

“AspenTech delivered strong third quarter financial results that exceeded our guidance across all key metrics.  Total license contract value grew 13.2% year-over-year in the third quarter, which underscores the continued need of customers to improve the efficiency of their operations,” said Antonio Pietri, President and Chief Executive Officer of AspenTech.

Pietri added, “Our disciplined approach to expense management is driving strong profit margins and cash flow generation, which provided the flexibility to repurchase approximately $108 million of our common stock. We believe the combination of continued top and bottom line growth and returning capital to shareholders can generate long-term value.”

Third Quarter Fiscal 2015 and Recent Business Highlights

•                 The license portion of total contract value was $2.03 billion at the end of the third quarter of fiscal 2015, which increased 13.2% compared to the third quarter of fiscal 2014 and 3.1% sequentially.

•                 Total contract value, including the value of bundled maintenance, was $2.41 billion at the end of the third quarter of fiscal 2015, which increased 14.1% compared to the third quarter of fiscal 2014 and 3.2% sequentially.

•                 Annual spend, which the company defines as the annualized value of all term license and maintenance revenue contracts at the end of the quarter, was $411.6 million at the end of the third quarter of fiscal 2015, which increased 11.9% compared to the third quarter of fiscal 2014 and 2.9% sequentially.

•                 GAAP operating margin was 37.5%, compared to 30.3% in the third quarter of fiscal 2014.  Non-GAAP operating margin was 43.7%, compared to 38.6% in the third quarter of fiscal 2014.

•                 We repurchased nearly three million shares of our common stock for $107.7 million in the third quarter of fiscal 2015.

Summary of Third Quarter Fiscal Year 2015 Financial Results

AspenTech’s total revenue of $111.3 million increased 7.4% from $103.6 million in the third quarter of the prior fiscal year.

•                  Subscription and software revenue was $102.5 million in the third quarter of fiscal 2015, an increase from $91.3 million in the third quarter of fiscal 2014.

•                  Services & other revenue was $8.8 million in the third quarter of fiscal 2015, compared to $12.3 million in the third quarter of fiscal 2014.

For the quarter ended March 31, 2015, AspenTech reported income from operations of $41.7 million, compared to income from operations of $31.4 million for the quarter ended March 31, 2014.

Net income was $28.2 million for the quarter ended March 31, 2015, leading to net income per share of $0.32, compared to net income per share of $0.22 in the same period last fiscal year.

Non-GAAP income from operations, which adds back stock-based compensation expense, restructuring charges, amortization of intangibles associated with acquisitions and non-capitalized acquired technology, was $48.7 million for the third quarter of fiscal 2015, compared to non-GAAP income from operations of $40.0 million in the same period last fiscal year.  Non-GAAP net income was $32.6 million, or $0.37 per share, for the third quarter of fiscal 2015, compared to non-GAAP net income of $26.4 million, or $0.28 per share, in the same period last fiscal year.

AspenTech had cash and marketable securities of $225.0 million at March 31, 2015, a decrease of $31.5 million from the end of the prior quarter after using $107.0 million in cash to repurchase shares of common stock.

During the third quarter, the company generated $64.6 million in cash flow from operations. On a non-GAAP basis, cash flow from operations was $81.4 million and free cash flow was $79.7 million after taking into consideration $1.8 million in capital expenditures and capitalized software.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business.  As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, April 28, 2015, at 4:30 p.m. (Eastern Time), to discuss the company’s financial results for the third quarter fiscal year 2015 as well as the company’s business outlook.

The live dial-in number is (866) 604-6127 or (706) 634-5625, conference ID code 21858768. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://www.aspentech.com/corporate/investor.cfm, and clicking on the “webcast” link. A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 21858768, through May 28, 2015.

About AspenTech

AspenTech is a leading supplier of software that optimizes process manufacturing — for energy, chemicals, engineering and construction, and other industries that manufacture and produce products from a chemical process. With integrated aspenONE solutions, process manufacturers can implement best practices for optimizing their engineering, manufacturing and supply chain operations. As a result, AspenTech customers are better able to increase capacity, improve margins, reduce costs and become more energy efficient. To see how the world’s leading process manufacturers rely on AspenTech to achieve their operational excellence goals, visit www.aspentech.com.

Forward-Looking Statements

The third paragraph of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation:  AspenTech’s failure to increase usage and product adoption of aspenONE offerings, and failure to continue to provide innovative, market-leading solutions; demand for, or usage of, aspenONE software declines for any reason; unfavorable economic and market conditions or a lessening demand in the market for process optimization software; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission.  AspenTech cannot guarantee any future results, levels of activity, performance, or achievements.  AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2015 Aspen Technology, Inc.  AspenTech, aspenONE and the Aspen leaf logo are registered trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS*

(Unaudited in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2015	2014	2015	2014
Revenue:
Subscription and software	$102,543	$91,309	$300,002	$258,916
Services and other	8,756	12,278	26,213	31,005
Total revenue	111,299	103,587	326,215	289,921
Cost of revenue:
Subscription and software	5,404	5,332	15,813	14,974
Services and other	6,905	9,956	21,142	24,835
Total cost of revenue	12,309	15,288	36,955	39,809
Gross profit	98,990	88,299	289,260	250,112
Operating expenses:
Selling and marketing	23,160	24,267	67,599	71,376
Research and development	20,323	21,791	52,548	52,641
General and administrative	13,776	10,839	36,227	33,732
Total operating expenses, net	57,259	56,897	156,374	157,749
Income from operations	41,731	31,402	132,886	92,363
Interest income	122	275	389	969
Interest expense	(1)	(6)	(8)	(32)
Other income (expense), net	414	(472)	354	(1,807)
Income before provision for income taxes	42,266	31,199	133,621	91,493
Provision for income taxes	14,096	10,356	46,020	32,388
Net income	$28,170	$20,843	$87,601	$59,105
Net income per common share:
Basic	$0.32	$0.23	$0.98	$0.64
Diluted	$0.32	$0.22	$0.97	$0.63
Weighted average shares outstanding:
Basic	87,355	92,414	89,509	92,891
Diluted	87,853	93,365	90,121	93,951

(*)- Certain items in prior period Consolidated Statements of Operations have been reclassified to conform to the current period presentation.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited in thousands, except share data)

	March 31,	June 30,
	2015	2014

ASSETS
Current assets:
Cash and cash equivalents	$143,962	$199,526
Short-term marketable securities	71,848	67,619
Accounts receivable, net	28,084	38,532
Current portion of installments receivable, net	380	640
Unbilled services	1,134	1,656
Prepaid expenses and other current assets	7,397	10,567
Prepaid income taxes	682	605
Current deferred tax assets	4,918	10,537
Total current assets	258,405	329,682
Long-term marketable securities	9,140	31,270
Non-current installments receivable, net	250	811
Property, equipment and leasehold improvements, net	18,459	7,588
Computer software development costs, net	1,161	1,390
Goodwill	17,026	19,276
Non-current deferred tax assets	11,120	12,765
Other non-current assets	1,504	5,190
Total assets	$317,065	$407,972

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$3,369	$412
Accrued expenses and other current liabilities	34,751	34,984
Income taxes payable	1,709	2,168
Current deferred revenue	236,025	228,940
Total current liabilities	275,854	266,504
Non-current deferred revenue	37,813	45,942
Other non-current liabilities	30,192	11,850
Commitments and contingencies
Series D redeemable convertible preferred stock, $0.10 par value—
Authorized— 3,636 shares as of March 31, 2015 and June 30, 2014
Issued and outstanding— none as of March 31, 2015 and June 30, 2014
Stockholders’ equity (deficit):
Common stock, $0.10 par value— Authorized—210,000,000 shares
Issued— 101,390,162 shares at March 31, 2015 and 101,033,740 shares at June 30, 2014
Outstanding— 86,038,275 shares at March 31, 2015 and 91,661,850 shares at June 30, 2014	10,139	10,103
Additional paid-in capital	622,266	591,324
Accumulated deficit	(176,433)	(264,034)
Accumulated other comprehensive income	5,026	9,372
Treasury stock, at cost—15,351,887 shares of common stock at March 31, 2015 and 9,371,890 shares at June 30, 2014	(487,792)	(263,089)
Total stockholders’ equity (deficit)	(26,794)	83,676
Total liabilities and stockholders’ equity (deficit)	$317,065	$407,972

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS*

(Unaudited in thousands)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2015	2014	2015	2014
Cash flows from operating activities:
Net income	$28,170	$20,843	$87,601	$59,105
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,758	1,376	4,616	3,855
Net foreign currency (gains) losses	(1,336)	365	(2,715)	1,444
Stock-based compensation	3,456	3,564	11,122	11,102
Deferred income taxes	(456)	9,036	21,317	25,827
Provision for bad debts	(809)	(31)	(471)	751
Tax benefits from stock-based compensation	14,159	54	21,843	137
Excess tax benefits from stock-based compensation	(14,159)	(54)	(21,843)	(137)
Other non-cash operating activities	619	462	1,401	1,358
Changes in assets and liabilities:
Accounts receivable	(7,622)	(781)	10,897	5,717
Unbilled services	(505)	(504)	485	667
Prepaid expenses, prepaid income taxes, and other assets	1,848	2,791	4,762	4,327
Installments receivable	(158)	3,588	822	11,933
Accounts payable, accrued expenses, and other liabilities	4,055	4,403	(1,198)	(1,248)
Deferred revenue	35,622	24,521	(222)	17,051
Net cash provided by operating activities	64,642	69,633	138,417	141,889
Cash flows from investing activities:
Purchases of marketable securities	(11,017)	(16,550)	(50,065)	(35,542)
Maturities of marketable securities	27,911	20,938	66,923	33,362
Purchases of property, equipment and leasehold improvements	(1,586)	(906)	(5,914)	(2,630)
Purchases of technology intangibles	—	(400)	—	(400)
Capitalized computer software development costs	(178)	(97)	(315)	(601)
Net cash provided by (used in) investing activities	15,130	2,985	10,629	(5,811)
Cash flows from financing activities:
Exercises of stock options	531	3,045	2,046	7,475
Repurchases of common stock	(106,973)	(30,000)	(222,878)	(88,919)
Payments of tax withholding obligations related to restricted stock	(1,300)	(1,698)	(3,874)	(5,935)
Excess tax benefits from stock-based compensation	14,159	54	21,843	137
Net cash used in financing activities	(93,583)	(28,599)	(202,863)	(87,242)
Effect of exchange rate changes on cash and cash equivalents	(670)	(13)	(1,747)	215
(Decrease) increase in cash and cash equivalents	(14,481)	44,006	(55,564)	49,051
Cash and cash equivalents, beginning of period	158,443	137,477	199,526	132,432
Cash and cash equivalents, end of period	$143,962	$181,483	$143,962	$181,483

Supplemental disclosure of cash flow information:
Income taxes paid, net	$312	$672	$2,933	$5,717
Supplemental disclosure of non-cash investing and financing activities:
Landlord improvement allowance included in leasehold improvements and deferred rent liability	$6,064	$—	$6,064	$—
Purchases of property, equipment and leasehold improvements included in accounts payable and accrued expenses	1,913	—	1,913	—
Common stock repurchases included in accrued expenses	2,450	—	2,450	—

(*)- Certain items for the three and nine months ended March 31, 2014 and the three months ended September 30, 2014 presented in the Consolidated Statements of Cash Flows have been reclassified to conform to the current period presentation.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows

The following tables reflect a reconciliation of selected Aspen Technology GAAP to Non-GAAP results of operations and cash flows.
(unaudited in thousands, except per share data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2015	2014	2015	2014
Total expenses
GAAP total expenses (a)	$69,568	$72,185	$193,329	$197,558
Less:
Stock-based compensation (b)	(3,456)	(3,564)	(11,122)	(11,102)
Non-capitalized acquired technology (e)	(3,277)	(4,856)	(3,277)	(4,856)
Restructuring charges	—	19	—	15
Amortization of purchased technology intangibles	(187)	(224)	(635)	(698)
Non-GAAP total expenses	$62,648	$63,560	$178,295	$180,917

Income from operations
GAAP income from operations	$41,731	$31,402	$132,886	$92,363
Plus:
Stock-based compensation (b)	3,456	3,564	11,122	11,102
Non-capitalized acquired technology (e)	3,277	4,856	3,277	4,856
Restructuring charges	—	(19)	—	(15)
Amortization of purchased technology intangibles	187	224	635	698
Non-GAAP income from operations	$48,651	$40,027	$147,920	$109,004

Net income
GAAP net income	$28,170	$20,843	$87,601	$59,105
Plus:
Stock-based compensation (b)	3,456	3,564	11,122	11,102
Non-capitalized acquired technology (e)	3,277	4,856	3,277	4,856
Restructuring charges	—	(19)	—	(15)
Amortization of purchased technology intangibles	187	224	635	698
Less:
Income tax effect on Non-GAAP items (c)	(2,491)	(3,105)	(5,412)	(5,991)
Non-GAAP net income	$32,599	$26,363	$97,223	$69,755

Diluted income per share
GAAP diluted income per share	$0.32	$0.22	$0.97	$0.63
Plus:
Stock-based compensation (b)	0.04	0.04	0.12	0.12
Non-capitalized acquired technology (e)	0.04	0.05	0.04	0.05
Restructuring charges	—	—	—	—
Amortization of purchased technology intangibles	—	—	0.01	0.01
Less:
Income tax effect on Non-GAAP items (c)	(0.03)	(0.03)	(0.06)	(0.06)
Non-GAAP diluted income per share	$0.37	$0.28	$1.08	$0.74
Shares used in computing Non-GAAP diluted income per share	87,853	93,365	90,121	93,951

	Three Months Ended March 31,		Nine Months Ended March 31,
	2015	2014	2015	2014
Non-GAAP Cash Flows from Operating Activities and Free Cash Flow
GAAP cash flows from operating activities	$64,642	$69,633	$138,417	$141,889
Plus:
Non-capitalized acquired technology (e)	2,621	3,856	2,621	3,856
Excess tax benefits from stock-based compensation (d)	14,159	54	21,843	137
Non-GAAP Cash Flows from Operating Activities	$81,422	$73,543	$162,881	$145,882

Less:
Purchases of property, equipment and leasehold improvements	(1,586)	(906)	(5,914)	(2,630)
Capitalized computer software development costs	(178)	(97)	(315)	(601)
Free Cash Flow	$79,658	$72,540	$156,652	$142,651

(a) GAAP total expenses

	Three Months Ended March 31,		Nine Months Ended March 31,
	2015	2014	2015	2014
Total costs of revenue	$12,309	$15,288	$36,955	$39,809
Total operating expenses	57,259	56,897	156,374	157,749
GAAP total expenses	$69,568	$72,185	$193,329	$197,558

(b) Stock-based compensation expense was as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,
	2015	2014	2015	2014
Cost of services and other	$336	$282	$1,014	$910
Selling and marketing	778	832	2,282	2,653
Research and development	959	1,523	2,923	3,267
General and administrative	1,383	927	4,903	4,272
Total stock-based compensation	$3,456	$3,564	$11,122	$11,102

(c) The income tax effect on non-GAAP items for the three and nine months ended March 31, 2015 and 2014 is calculated utilizing the Company’s estimated federal and state tax rate of 36%.

(d) Excess tax benefits from stock-based compensation are included in non-GAAP cash flows from operating activities and free cash flow to be consistent with the treatment of other tax benefits. Refer to the Company’s Form 10-Q for the period ended March 31, 2015 for additional details.

(e) During the three months ended March 31, 2015 and 2014, we acquired certain technology for $3.3 million and $4.9 million, respectively, as a part of projects initiated during these periods to develop commercially available products. At the time of these purchases, the projects did not meet the accounting definition of having reached technological feasibility, and, as such, the costs of the acquired technology were expensed during the three and nine months ended March 31, 2015 and 2014.  During the three and nine months ended March 31, 2015 and 2014, we excluded the payments of $2.6 million and $3.9 million for the acquired technology from non-GAAP cash flows from operating activities and free cash flow to be consistent with the treatment of other transactions where acquired assets are capitalized.